ASH 2019 december 9, 2019 Exhibit 99.1

These slides and the accompanying oral presentation contain forward-looking statements and information. The use of words such as “may,” “might,” “should,” “expect,” “plan,” “anticipate,” “believe,” “estimate,” “project,” “intend,” “future,” “potential,” or “continue,” and other similar expressions are intended to identify forward-looking statements. For example, all statements we make regarding the initiation, timing, progress and results of our preclinical and clinical studies and our research and development programs, our ability to advance product candidates into, and successfully initiate or complete, clinical studies, the timing or likelihood of regulatory filings and approvals or the requirements that may be imposed, and the timing and likelihood of entering into contracts with payors for value-based payments over time or reimbursement approvals, and our commercialization plans for approved products are forward looking. All forward-looking statements are based on estimates and assumptions by our management that, although we believe to be reasonable, are inherently uncertain. All forward-looking statements are subject to risks and uncertainties that may cause actual results to differ materially from those that we expected. These statements are also subject to a number of material risks and uncertainties that are described in our most recent quarterly report on Form 10-Q, as well as our subsequent filings with the Securities and Exchange Commission. Any forward-looking statement speaks only as of the date on which it was made. We undertake no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by law. forward-looking statements today’s agenda welcome Nick Leschly chief bluebird LentiGlobin for TDT data  Dave Davidson, M.D. chief medical officer LentiGlobin for SCD data  Mohammed Asmal, M.D., Ph.D. vice president, head of SGD clinical research bb21217 and KarMMa topline data Dave Davidson, M.D. chief medical officer Q&A  Chip Baird, chief financial officer Philip Gregory, D. Phil., chief scientific officer Alison Finger, chief commercial officer

RADICAL CARE We care in a way that’s intense and truly sets us apart. WE RECODE FOR LIFE THIS IS PERSONAL Gene therapy is about saving lives one person at a time. And we are, each of us, personally all in. PIONEERS WITH PURPOSE We’re exploring new frontiers for the sake of patients.

We live by our non-negotiables

Key questions for today

LentiGlobin TDT	• Do the updated data in patients with non-β^0/β^0 genotypes reinforce the potential for patients to achieve and maintain transfusion independence (TI)? • Do the emerging data in patients with β^0/β^0 genotypes suggest that these patients may achieve TI?
LentiGlobin SCD	• With more patients and more follow up, are we continuing to see profound impact on important clinical manifestations of disease (VOEs, hemolytic anemia)? • Do the laboratory tools we have developed conclusively demonstrate that LentiGlobin for SCD changes the fundamental pathophysiology of the sickle RBC?
bb21217	• Does enriching 21217 drug product for memory-like t cells translate to greater T cell persistence and longer durations of response?
ide-cel KarMMa	• Are KarMMa data supportive of ide-cel as a meaningful advance for patients and as a potential new standard of care for refractory multiple myeloma? • Is the program on track for 1H:2020 filing?

bluebirdbio
recode for life
6

Transfusion-Dependent ß-Thalassemia (TDT)

- A severe, progressive, genetic disease that leads to severe anemia, lifelong transfusion dependence, unavoidable iron overload, serious comorbidities, and a shortened lifespan.
- Global prevalence estimated at ~288,000[1]
- The U.S. prevalence of beta-thalassemia major is estimated at least 1,000 people[2,3]
- European prevalence is variable by country ranging from <1,000[4] patients in nonendemic countries, to ~6,500[5] patients in endemic countries program overview

- EU approval granted June 2019
- US rolling BLA submission to begin by YE 2019
- Studies ongoing:
  - Northstar-2 (HGB-207)
  - Northstar-3 (HGB-212)
  - Long-term follow-up: LTF-303

[1]Biffi A. Gene Therapy as a Curative Option for beta-Thalassemia. *N Engl J Med.* 2018;378(16):1551-1552.
[2]SayaniFA, Kwiatkowski JL. Increasing prevalence of thalassemia in America: implications for primary care. Ann Med. 2015;47(7):592-604.
[3]Centers for Disease Control and Prevention. Living with thalassemia. 2018; https://www.cdc.gov/features/international-thalassemia/index.html. Accessed May 11, 2018.
[4]CarioH, StahnkeK, Sander S, KohneE. Epidemiological situation and treatment of patients with thalassemia major in Germany: results of the German multicenter ß-thalassemia study. Ann Hematol. 2000;79(1):7-12.
[5]AngelucciE, AntmenAB, LosiS, Burrows N, BartiromoC, Hu XH. Direct medical care costs associated with ß-Thalassemia care in Italy. Blood. 2017;130(Suppl 1):92-5599.

7

Completed studies of LentiGlobin for TDT reinforce long term durability of clinical outcomes

Study	Status	Outcomes
NORTHSTAR STUDY	HGB-204 *Complete*	• Up to 5 years follow-up with stable HbA^{T87Q} and total Hb • 8/10 non-β^0/β^0; 3/8 β^0/β^0 remain TI as of data cut-off • Reduction in liver iron content; cardiac iron remains stable in normal range as of data cut-off
HGB-205	HGB-205 *Complete*	• Stable HbA^{T87Q} and total Hb at up to 5+ years follow-up • 3/4 non-β^0/β^0 remain TI as of data cut-off • Substantial improvement in underlying dyserythropoiesis
NORTHSTAR-2 STUDY	HGB-207 *non-β^0/β^0 genotypes*	• 21/23 patients treated • 9/10 patients achieved transfusion independence (TI) • Total unsupported Hb is near-normal in most patients as of data cut-off
NORTHSTAR-3 STUDY	HGB-212 *β^0/β^0 genotype or IVS-I-110 mutations*	• 13/18 patients treated • 2/2 patients achieved transfusion independence bluebirdbio recode for life

8

HGB-207: 90% (18/20) of patients with > 3 months follow-up are off pRBC transfusions Data as of 12 June 2019 Green indicates patient <12 years old at screening Hb (g/dL) at last visit The safety profile of LentiGlobin for TDT remains generally consistent with that of myeloablative busulfan conditioning. 1 12.5 2 9.3* 3 13.2 4 12.8 5 13.3 6 12.7 7 12.3 8 12.1 9 12.1 10 11.9 11 12.3 12 10.5 13 10.2 14 11.3 15 9.7 16 11.2 17 11.1 18 9.3 19 10.6 20 9.7* *Supported by transfusions

HGB-207: stable total Hb and gene therapy-derived HbAT87Q in the majority of patients Data as of 12 June 2019 *Last Hb before patient 2 restarted red blood cell transfusions. Hb, hemoglobin. Median total Hb values include Patient 2 who was on transfusions  Median Hb (g/dL) M6 N=17 M9 N=14 M12 N=11 M18 N=8 M24 N=3 Total Hb 11.5 11.6 12.3 12.2 12.5 HbAT87Q 8.7 9.2 9.3 9.4 8.8   Months Post-LentiGlobin for TDT Infusion HGB-207 utilized a range of manufacturing process conditions as the commercial manufacturing process was defined

HGB-212: 9/11 patients with ≥ 6 months follow-up have been off transfusions for ≥ 3 months Data as of 30 September 2019 Hb, hemoglobin; RBC, red blood cell 13.2 10.4 14.2 7.8* 9.4 12.8 9.7 9.6* 10.0 11.1 8.3 9.8* 1 2 3 4 5 6 7 8 9 10 11 12 Genotype β0/β0 β0/IVS I-110 IVS I-110/IVS I-110 β0/β0 β0/IVS I-110 β0/β0 Green indicates patient <12 years old at screening Hb (g/dL) last visit *Supported by RBC transfusion Transfusion status in patients with ≥ 3 months follow-up Months Post-LentiGlobin for TDT Infusion Patients 1 and 2 achieved and maintained transfusion independence Weighted average Hb ≥ 9 g/dL without RBC transfusions for ≥ 12 months

HGB-212: HbAT87Q  supports target total Hb in most patients with minimal endogenous HbA ≥ 3 months after treatment Data as of 30 September 2019 DP, drug product; Hb, hemoglobin; VCN, vector copy number Genotype β0/β0 β0/ IVS I-110 IVS I-110/ IVS I-110 IVS I-110/ IVS I-110 β0/β0 β0/ IVS I-110 β0/β0 β0/β0 β0/β0 β0/β0 β0/β0 β0/β0 DP/peripheral VCN 3.1/2.4 3.65/1.9 3.1/3.1 2.1/0.4 2.25/0.5 4.3/1.1 3.0/0.5 1.9/0.2 1.2/0.2 2.1/2.2 2.5/0.5 1.9/0.8 Month 6 Month 9 Month 12 M18 M3 HGB-212 utilized a range of manufacturing process conditions as the commercial manufacturing process was defined  The safety profile of LentiGlobin for TDT remains generally consistent with that of myeloablative busulfan conditioning

50+ patients treated across program for LentiGlobin in TDT Completed HGB-204 and HGB-205 studies with up to 5+ years of data reinforce durability of treatment 90% of evaluable patients who do not have a  β 0 / β 0 genotype achieved TI in HGB-207 study 9 of 11 patients with at least 6 months of follow-up in HGB-212 did not receive a transfusion for more than 3 months as of last follow-up Safety profile of LentiGlobin for TDT treatment is consistent with that of busulfan conditioning

Sickle Cell Disease (SCD)

- A serious, progressive, unpredictable, and debilitating genetic disease caused by abnormal sickle hemoglobin
- Results in chronic hemolytic anemia, repeated painful vaso-occlusive events and persistent vasculopathy that frequently leads to early morbidity and mortality
- Global annual birth incidence ~ 300,000 – 400,000[1,2]
- U.S. prevalence estimated at 72,000 – 100,000[3,4]
- Mean age of death in the U.S. is 44 years[5]

program overview

- Plan to pursue development path based on hematological primary endpoint
- Phase 3 HGB-210 study to be open and enrolling patients by early 2020
- HGB-206 target enrollment achieved

[1]Kato GJ, Piel FB, Reid CD, et al. Sickle cell disease. *Nat Rev Dis Primers*. 2018;4:18010.
[2]Piel FB, Patil AP, Howes RE, et al. Global epidemiology of sickle haemoglobin in neonates: a contemporary geostatistical model-based map and population estimates. *Lancet*. 2013;381(9861):142-151.
[3]Hassell KL. Population estimates of sickle cell disease in the U.S. *Am J Prev Med*. 2010;38(4 Suppl):S512-521.
[4]CDC Data and Statistics on Sickle Cell Disease. https://www.cdc.gov/ncbddd/sicklecell/data.html
[5]Paulukonis et al, California's Sickle Cell Data Collection Cohort, 2005-2015* ASH 2017*

14

Ongoing Phase 1/2, single arm, multi-center, U.S. study N=41 (Group C) Primary Endpoint: HbAT87Q  and total Hb Key Secondary Endpoint:  Reduction in severe VOEs ≥ 12 years of age - ≤ 50 years of age Phase 1/2, single-center in France N=7 (4 β-thalassemia) HGB-205 (Transfusion-dependent b-thalassemia & severe sickle cell disease) All thalassemia subjects dosed as of Sep 2015 2 year study duration; last β-thalassemia subject visit ≈Sep 2017 HGB-206 Group C Sickle Cell Disease, history of vaso-occlusive events (VOEs) over 24 months Currently Enrolled¥ N=49 LentiGlobin DP Infused N=17 Median follow-up: 10.9 months (min – max: 0.9 – 20.7) Plerixafor Mobilization & Apheresis N=30 Discontinued* N=3 Cell Collection Pending N=13 Ineligible N=6 DP Manufacture Completed N=25 Transplant Pending N=8 DP Manufacture Pending N=2 *1 withdrew consent, 1 discontinued due to investigator discretion, 1 mobilization failure; DP, drug product ¥ Currently active, not recruiting Data as of 26 August 2019 Expanding development program to evaluate LentiGlobin across SCD patient  types and ages

99% reduction in annualized rate of VOC + ACS in HGB-206 Group C patients with history of VOCs and ACS who had ≥ 6 months of follow-up



LentiGlobin for SCD treatment
24m
12m
12m
24m
Total number of events over 2 years pre-IC
8
17
12
28
6
8
7
21
4
Total number of events over 2 years post-DP
0
0
0
0
0
0
0
1*
0
24 months prior to Informed Consent
0
Duration (months) of Follow-Up Post DP
VOC/ACS

95% confidence interval: 92.5-100%

*As previously reported, 1 non-serious Grade 2 VOC was observed in 1 patient ~3.5 months post-LentiGlobin treatment
Investigator-reported adverse events of VOC or ACS are shown; *Patients with ≥ 4 VOC/ACS at baseline before Informed Consent and with ~ ≥ 6 months of follow-up post-DP infusion
ACS, acute chest syndrome; VOCs, vaso-occlusive crises; DP, drug product

Data as of 26 August 2019

16

Improving key markers of hemolysis in HGB-206 Group C patients following treatment with LentiGlobin for SCD Median (Q1, Q3) depicted; Dot-dash lines denote lower and upper limits of normal values; *Number of patients with data available; †Total bilirubin at last follow-up remains > 2-fold lower than at screening  DP, drug product; LDH, lactate dehydrogenase Reticulocyte Counts Lactate Dehydrogenase Total Bilirubin N= 16 12 10 9 7 4 1 N= 16 12 10 9 7 4 N= 16 12 10 9 7 4 1 Data as of 26 August 2019

HGB-206 Group C patients at 6 months post-treatment produced consistent median levels of anti-sickling hemoglobin ranging from 44% - 59% (Month 6-21) Median Hb (g/dL) % represents median Hb fraction as % of total Hb; Hb, hemoglobin 38% 44% 34% 53% 54% 48% 50% 44% 52% 44% 53% 45% 59% 39% Median HbS ≤ 60% at ≥ 6 months post-LentiGlobin for SCD treatment Total Hb and HbAT87Q ranged from 9.3 – 15.2 g/dL and 2.7 – 9.0 g/dL, respectively, at last visit in patients with ≥ 6 months of follow-up Data as of 26 August 2019 11.2 11.7 11.7 11.5 15.2 11.4 11.2

On average, ≥ 70% of RBCs from patients treated with LentiGlobin for SCD contain βA-T87Q by month 6 Exploratory single RBC western assay performed on samples from 12 patients in Group C DP, drug product; RBCs, red blood cells; sc, single cell Mean is depicted - if N=1, data show technical replicates; *Pre-conditioning sample does not contain any βA-T87Q , signal is due to error rate of multiples  Data as of 26 August 2019

Exploratory assay: high concentrations of T87Q achieved at the cellular level

Propensity to sickle decreases over time post-gene therapy with LentiGlobin for SCD; Group C similar to trait

HbA^{T87Q} pg/RBC comparable to HbA pg/RBC in trait & HbF pg/RBC in HPFH



30
20
10
0
Average pg Hb/RBC
Range of HbA [pg]/RBC in sickle cell trait*
HbF [pg]/RBC in HPFH1
RBCs from Groups B & C subjects

% sickling for LentiGlobin-treated patients with ≥ 6M follow-up Group C only



HD
SS
AS
HPFH
LentiGlobin-treated (Group C)
Area Under the Curve (%sickled 1-4 hours in 2%O2)
200
150
100
50
0
SS
HPFH†
AS
HD
6
9
12
15
18
Months Post DP Infusion
N of patients
25
5
17
7
4
6
6
6
4

Average pg Hb/RBC = (% HbA^{T87Q} of total Hb/% RBCs containing $\beta^{A\text{-}T87Q}$) x MCH

*Calculated using 50% HbA/RBC for the lower end of the range and 60% HbA/RBC for the upper end of the range **Group C only; †HbF contribution to total Hb in these samples ranged from 28% - 42%

1. Steinberg MH et al., Blood. 2014;123(4):481-5.

DP, drug product; Hb, hemoglobin; HPFH, hereditary persistence of fetal hemoglobin; MCH, mean corpuscular hemoglobin; RBC, red blood cells AS, sickle cell trait; HD, healthy donor; SS, sickle mutation on both *HBB* alleles

Data as of 26 August 2019

20

HGB-206 Group C: safety profile post-DP infusion generally consistent with myeloablative single-agent busulfan conditioning Non-hematologic Grade ≥ 3 AEs Post-DP infusion in ≥ 2 patients* N = 17 n (%) Febrile neutropenia 10 (58.8) Stomatitis 9 (52.9) Increased blood bilirubin 3 (17.6) Upper abdominal pain 2 (11.8) Increased alanine aminotransferase 2 (11.8) Increased aspartate aminotransferase 2 (11.8) Nausea 2 (11.8) Premature menopause 2 (11.8) Serious AEs Post-DP infusion in ≥ 2 patients N = 17 n (%) Nausea 2 (11.8) Vomiting 2 (11.8) Safety profile post-DP infusion is generally consistent with myeloablative single-agent busulfan conditioning No DP-related adverse events No cases of veno-occlusive liver disease No graft failure or deaths reported No vector-mediated RCL No evidence of clonal dominance No further cases of MDS have been observed across studies of LentiGlobin†§ *Hematologic AEs commonly observed post-transplantation have been excluded †As of June 2019 (HGB-205); 12 Jun 2019 (HGB-204, HGB-207), and 30 Sep 2019 (HGB-212) ▪One patient in Group A was reported to have MDS at ASH 2018. There was no evidence of LVV-mediated oncogenesis and the MDS SAE was considered unlikely related to LentiGlobin gene therapy. AE, adverse event; DP, drug product; RCL, replication competent lentivirus

Notable impact on underlying pathophysiology of SCD ACS, acute chest syndrome; VOCs, vaso-occlusive crises 99% reduction in annualized rate of VOC + ACS in Group C patients with history of VOCs and ACS who had ≥ 6 months of follow-up, with no reports of ACS or serious VOCs at up to 21 months post-treatment  Continued improvement in key markers of hemolysis in Group C patients as of the data cut-off date Continue to pursue an accelerated development path based on hematological primary endpoint Group C patients at 6 months post-treatment produced consistent median levels of anti-sickling hemoglobin ranging from 44% - 59%

multiple myeloma

- An incurable type of blood cancer that arises from antibody producing cells in the bone marrow, resulting in anemia, kidney failure, infections and skeletal fractures.
- Second most common hematologic cancer[1,2]
- In 2018, MM was diagnosed in nearly 160,000 patients worldwide and over 31,000 patients in the US. It is estimated that over 130,000 patients in the US are living with this disease.

BCMA program overview

- ide-cel (bb2121):
  - U.S. BLA submission planned for 1H:2020
  - KarMMa-2 and KarMMa-3 studies in earlier lines of therapy open and enrolling; Phase 1 study in newly-diagnosed multiple myeloma set for 2019
- bb21217 CRB-402 Phase 1 study underway

[1] NCI SEER. https://seer.cancer.gov/statfacts/html/mulmy.html. Accessed June 5, 2019.
[2] Bray F, et al. *CA Cancer J Clin.* 2018;68(6):394-424

23

Hypothesis: Increasing long-lived, memory-like T Cell subsets in the drug product may result in enhanced persistence of functional anti-BCMA CAR T cells in vivo  TN cell TSCM cell TCM cell TEM cell TEFF cell Terminally Differentiated No Self Renewal Short-lived bb21217: PI3K inhibition during manufacturing drives increase in long-lived, memory-like T cells T Cell Plasticity Self Renewal Long-lived

Phase 1 dose-escalation study in heavily pretreated and refractory patient population continues to enroll

	3 + 3 dose escalation			Expansion		
CAR+ T cell dose	150 × 10^6 n=12	300 × 10^6 n=6	450 × 10^6 n=6	300 × 10^6 n=8	450 × 10^6 n=6	*Expansion Ongoing at 450*

N ≈ 74

- R/R MM
- ≥3 prior regimens
- Prior IMiD and PI required
- In escalation only ≥50% BCMA expression required
- In expansion only αCD38 exposure and refractory to last line required

- **Primary endpoints:** AEs, DLTs
- **Other endpoints:** Response[c], PFS, OS, MRD, CAR+ T cell expansion and persistence

Manufacturing Success Rate 100%*

*3 patients required 1 re-manufacturing run

BCMA, B-cell maturation antigen; IMiD, immunomodulatory imide drugs; MRD, minimal residual disease; OS, overall survival; PFS, progression-free survival; PI, proteasome inhibitor; R/R, relapsed/refractory. [c]Per International Myeloma Working Group Criteria.

Data as of 4 September 2019

25

Baseline patient characteristics and treatment history  Confidential : DRAFT Data as of 4 September 2019 Characteristic bb21217-Treated (N=38) Median (min, max) age, y 62 (33, 74) Male, n (%) 21 (55) Time since initial diagnosis, y   Median (min, max) 5.5 (1.0, 13.5) ECOG PS, n (%) 0 1  2 12 (32) 24 (63) 2 (5) ISS stagea, n (%) I II  III Unavailable 11 (29) 7 (18) 10 (26) 10 (26) High-risk cytogenetics, n (%) del(17p), t(4;14), t(14;16) Unknown 13 (34) 1 (3) ECOG PS, Eastern Cooperative Oncology Groups performance status; IMiD, immunomodulatory imide drugs; ISS, International Staging System; mAb, monoclonal antibody; PI, proteasome inhibitor; SCT, stem cell transplantation.  bNumber of antimyeloma regimens, including autologous SCT. Characteristic bb21217-Treated (N=38) Median (min, max) no. prior regimensb 6 (3, 17) Prior autologous SCT, n (%)    0    1 >1 7 (18) 22 (58) 9 (24) Prior therapies, n (%) Exposed Refractory IMiD agent Any Lenalidomide Pomalidomide 38 (100) 38 (100) 35 (92) 30 (79)  30 (79) 22 (58) PI Any Bortezomib Carfilzomib 38 (100) 36 (95) 32 (84) 33 (89)  21 (55) 25 (66) αCD38 antibodies Any Daratumumab 36 (95)  35 (92) 29 (76) 28 (74) Cumulative PI/IMiD PI/IMiD/αCD38 antibodies 38 (100) 36 (95) 29 (76) 24 (63)

Safety profile consistent with CAR T experience Confidential : DRAFT Data as of 4 September 2019 CRSc occurred in 25 patients (66%)  Median (min, max) time to onset was 3 d (1, 20) Generally adequately managed with tocilizumab (n=10) and tocilizumab plus corticosteroids (n=4) 1 fatal CRS event associated with grade 3 neurotoxicity at the 450 × 106 dose occurred after 15 days of follow-up Neurotoxicityd of grade 3 or higher occurred in 3 patients  2 grade 3 events and 1 previously reported grade 4 event Median (min, max) time to onset of neurotoxicity was 7 d (3, 24) 7 grade 3/4 infections reported 19 patients (50%) experienced ≥1 SAE AE, adverse event, SAE, serious AE, CMV, cytomegalovirus aAEs and SAEs after first documented progression are excluded bIncludes SOC infections and infestations, one case each of anal abscess, bacteraemia, CMV colitis, device related infection, escherichiabacteraemia, pneumococcal bacteraemia, pneumococcal sepsis and pneumonia; CRS, cytokine release syndrome;. cCRSuniformly graded according to Lee et al., Blood2014;124:188-195 occurring after bb21217 infusion and before disease progression. dEvents selected as CAR T neurotoxicity on the case report form occurring within 90 days after bb21217 infusion. Grade, n (%) Total  all grades N 1 2 3 4 5 CRS 150 × 106 300 × 106 450 × 106 12 14 12 4 (33) 4 (29) 4 (33) 3 (25) 3 (21) 5 (42) 1 (8) 0 0 0 0 0 0 0 1 (8) 8 (67) 7  (50) 10 (83) Neurotoxicity 150 × 106 300 × 106 450 × 106 12 14 12 1 (8) 1 (7) 1 (8) 1 (8) 2 (14) 0 0 1 (7) 1 (8) 1 (8) 0 0 0 0 0 3 (25) 4 (29) 2 (17) Grade 3/4 AEs in >2 Patientsa, n (%)  Grade 3/4 (N=38) Neutropenia 31 (82) Leukopenia 21 (55) Thrombocytopenia 21 (55) Anemia 19 (50) Lymphopenia 13 (34) Hypophosphatemia 8 (21) Infectionb 7 (18) Hyponatremia 5 (13) Febrile neutropenia 4 (11)

Data as of 4 September 2019 CAR+ T Cells N Median follow up (min, max) 150 × 106 12 17.6 mo (12, 23) 300 × 106 14 4.0 mo (2, 10) 450 × 106 12a 3.3 mo (<1, 6) Months CR, complete response; MRD, minimal residual disease; PD, progressive disease; sCR, stringent complete response; VGPR, very good partial response. a One patient ongoing at the time of the data extraction missed their 2-month visit and another was in VGPR but is reported as a PR owing to a missed assessment. + Death To date, no progression in patients with confirmed response at the 300 x 106 and 450 x 106  dose cohorts; mDOR of 11.1 months at 150 x 106  dose

Data as of 4 September 2019 Confirmed Response Duration by Dosea DOR, duration of response; MRD, minimal residual disease; NE, not estimable; PD, progressive disease; PR, partial response; sCR/CR, stringent complete response/complete response; VGPR, very good partial response. aPatients with ≥2 months of follow up or PD/death within 2 months. Response confirmed by a consecutive response of the same category or better. bPatients with ≥PR and ≥1 valid post-baseline MRD assessment by Adaptive next-generation sequencing. 150x106 dose 6 neg at 10-6 and 1 neg at 10-5, 300x106 dose 4 neg at 10-6 and 1 at 10-5, 450x106 2 neg at 10-6 and 2 at 10-5. CAR+ T Cells: 150 × 106 (n=12) 300 × 106 (n=14) 450 × 106 (n=7) Median follow-up (min, max) 17.6 mo (12, 23) 4.0 mo (2, 10) 3.3 mo (<1, 6) Confirmed responsea, n (%) sCR/CR VGPR PR Total 4 (33) 6 (50) 0 10 (83) 0 4 (29) 2 (14) 6 (43) 1 (14) 2 (29) 1 (14) 4 (57) Median time to first response (min, max), mo 1.0 (1.0, 1.9) 1.0 (1.0, 1.0) 1.2 (1.0, 1.8) MRD status in bone marrowb Evaluable responders, n MRD negative, n 7 7 6 5 4 4 Confirmed responses across dose cohorts

Confirmed responders show increased CAR T cell expansion and  durable persistence Confidential : DRAFT Data as of 4 September 2019 Month 3 6 12 18 Detectable vectora, n 13 8 2 2 No. at riskb 15 10 4 2 Median VCN Over Time by Dose   Vector Copies/μg gDNA Months After bb21217 Infusion P value based on a 2 sided Wilcoxon rank sum test. BL, baseline; gDNA, genomic DNA; IQR, interquartile range; LLOQ, lower limit of quantification; VCN, vector copy number. a includes detectable but not measurable. b includes VCN data for patients until PD,includes 1 patient who received subsequent chemotherapy before progression. Error bars for median VCN represent IQR Nonresponders (n=13) Peak VCN by Response P=0.0007 Vector Copies/μg gDNA Confirmed Responders (n=20)

Proportion LEF1+ t cells Proprortion CD57+ t cells Enrichment for memory-like T cells is associated with robust CAR T expansion and lack of progression by month 6 Patients with a higher proportion of memory-like T cells in bb21217 drug product have significantly better peak expansion A higher proportion of memory-like T cells is associated with numerically less progression by M6 CD57 CD27 LEF1 CCR7 High memory-like T Cells 1/7 progressed Intermediate 1/5 progressed High CD57 4/6 progressed No PD by M6 PD by M6 bb21217 Drug Product Enriched For Memory-Like T Cells Memory-Like T Cells Associated With Peak CAR T Expansion Memory-Like T Cells in Drug Product Associated With Lack of Progression at M6a −1.5 −1 −0.5 0 0.5 1 1.5 Exhaustion Memory PD by M6 M6, month 6; PBMC, peripheral blood mononuclear cell in apheresis product; PD, progressive disease; VCN, vector copy number.  A Responding Patients with biomarker data who had either PD or a month 6 visit confirming absence of PD, 1 patient with continued stable disease at M6 included. Proportion CD57 Proportion LEF1 VCN, Copies/μg gDNA VCN, Copies/μg gDNA Data as of 4 September 2019

Emerging data supports memory T cell hypothesis Confidential : DRAFT Safety profile consistent with known toxicities of CAR T-cell therapies Demonstrated association between enrichment in 21217 manufacturing process and robust CAR-T cell expansion   Dose escalation is complete. Continue to evaluate safety and efficacy at recommended phase 2 dose of 450 x 10 6   dose   Confirmed responses   achieved across all doses Detectable CAR-T cells at 18 months for patients remaining in response with greater than 20 months follow up

KarMMa topline data readout

Heavily pretreated population 94% refractory to anti-CD38, 84% triple refractory All patients were refractory to their last treatment (progression during or within 60 days of last therapy) Deep and durable responses across dose levels mPFS of >11mo at the 450 x 106 dose Durability is consistent across doses Safety consistent with the Ph1 data Gr ≥ 3 CRS and iiNT were reported in <6% of subjects at each target dose CRS and iiNT of any grade occurred in 83.6% and 18% of patients, respectively 300 x 106 (n=70) 450 x 106 (n=54) SoC All Doses (n=128) 150 x 106 CAR+ T cells (N=4) 300 x 106 CAR+ T cells (N=70) 450 x 106 CAR+ T cells (N=54) All Doses CAR+ T cells (N=128) ORR, n (%) 2 (50.0) 48 (68.6) 44 (81.5) 94 (73.4) CR/sCR, n (%) 1 (25.0) 20 (28.6) 19 (35.2) 40 (31.3) Median DoR, mo --- 9.9 11.3 10.6 iiNT: investigator identified neurotoxicity Ide-cel is being developed in collaboration with Bristol-Myers Squibb ide-cel (bb2121): Positive Pivotal Data

Advancing ide-cel (bb2121) into earlier lines of multiple myeloma Multiple Myeloma NDMM Study KarMMa-3 (BB2121-MM-003) KarMMa-2 (BB2121-MM-002) KarMMa (BB2121-MM-001) phase 3 phase 2 phase 1 registration-enabling trial in late line met primary and secondary endpoints front line setting Phase 1 study starting in 2019 3rd line+ phase 3 study open 2nd line phase 2 study open lines of therapy Planned 1H:2020 regulatory submission closing

bbb at ASH 2019:

LentiGlobin TDT	• Patients achieving and maintaining TI across genotypes • Launch progressing in EU
LentiGlobin SCD	• Clinical impact underscored by impact on underlying disease • Program gradually expanding
bb21217	• Indication of hypothesis bearing out • Further investigation underway
bb2121	• Topline data support 1H:2020 regulatory submission • Development path in earlier lines of therapy progressing bluebirdbio
recode for life™

37

thank you